SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 22, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 9th Avenue NE, Seattle, WA	98105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 385-6490

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Exchange Agreement

As reported in the Form 8-K filed with the Securities and Exchange Commission on June 7, 2024, on June 7, 2024, Spectral Capital Corporation, a Nevada corporation (the “Company”, “we”, “our” or “us”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Node Nexus Network Co LLC, a limited liability company formed under the laws of the Emirate of Dubai (“Target”), and Sean Michael Brehm, also known as  Sean Michael Obrien (the “Target Shareholder”), the sole shareholder of Target, whereby (i) the Company agreed to acquire, and Target agreed to sell to the Company, 150 shares of capital stock, representing 100% of the Target’s outstanding shares, in exchange for 40,000,000 newly issued shares of common stock (the “Exchange Shares”) of the Company and (ii) the Target Shareholder agreed to purchase 5,000,000 shares of the Company’s restricted common shares at a per share price of $0.20 or an aggregate of $1,000,000 (the “Purchase Price”) concurrently with or prior to the Closing, as defined below, (“Financing Shares”). The Company, the Target and the Target Shareholder are collectively the “Parties” or individually a “Party”.

As reported in the Form 8-K filed with the Securities and Exchange Commission on May 13, 2024, the Target Shareholder was appointed as our director on May 13, 2024, and as reported on an additional Form 8-K with the Securities and Exchange Commission on June 6, 2024, the Target Shareholder was appointed as Chairman of the Board of Directors on June 6, 2024.

On July 23, 2024, the Parties entered into an amendment to the Exchange Agreement (the “Amendment”) with the following terms:

●The Closing shall occur on or before August 31, 2024, unless extended (the “Closing”).

●The Company and its transfer agent shall enter into an escrow agreement (the “Escrow Agreement”) whereby the Financing Shares shall be held in escrow pending the Company’s receipt of the Purchase Price, and the Exchange Shares shall be held in escrow pending the losing of the transactions contemplated by the Exchange Agreement on or before August 31, 2024.

●In the event that the Closing does not occur on or prior to August 31, 2024, the Financing Shares and Exchange Shares shall be cancelled and returned to Treasury.

●Parties shall enter into a licensing agreement (“Licensing Agreement”) for the Intellectual Property as defined in the Exchange Agreement.

 The Closing of the Exchange Agreement, as amended, is subject to the satisfaction or, if permitted by applicable law, waiver by the Company, Target and Target Shareholder of various conditions. These conditions include but are not limited to the following: (i) Assignment of intellectual property; (ii) delivery of Board of Director and shareholder approval of each Target and Target Shareholder approving the Exchange Agreement; (iii) personal guarantee of Target Shareholder; (iv) financial statements of the Target audited by an auditor who is a member of the Public Company Accounting Oversight Board (“PCAOB”) for the prior two fiscal years or such shorter period since Target’s inception; (v) unaudited financial statements of the Target for the period from the date of the audited financial statements to the date of the Closing; and (vi) such other documents as reasonably requested by the Company.

The Exchange Agreement, as amended, contains certain termination rights provisions as follows: (i) in the event that the Closing is not completed by August 31, 2024; (ii) by the mutual consent of Target and the Company, (iii) by Target, in the event that any representation or warranty of the Company is untrue or becomes untrue prior to Closing; (iv) by the Company, in the event that any representation or warranty of Target is untrue or becomes untrue prior to Closing; or (v) in the sole discretion of Company if its due diligence investigation of the Target is not satisfactory to the Company in its sole discretion.

The Exchange Agreement and the transactions contemplated thereby were approved by the Board of Directors of the Company on July 23, 2024.

The foregoing descriptions of the Exchange Agreement, Amendment, Escrow Agreement and Licensing Agreement are summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Exchange Agreement, a copy of which is attached as Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on June 7, 2024, to the Amendment a copy of which is attached as Exhibit 10.16 to this Form 8-K, to the Escrow Agreement, a copy of which is attached as Exhibit 10.17 to this Form 8-K, and to the Licensing Agreement a copy of which is attached as Exhibit 10.18 to this Form 8-K. Each is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto contain “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s planned business and operations, and the Exchange Agreement, as amended, Escrow Agreement and License Agreement.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others, but are not limited to, statements we make regarding the Exchange Agreement, as amended, our future plans, expected operating results, and our plans and strategies for our technologies, product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including our ability to complete certain transactions anticipated by the Exchange Agreement and realize anticipated benefits from the acquisition of the Target, other acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; risks and uncertainties associated with market conditions; and our receipt of financing to complete our future plans and our ability to complete development and commercialization of our planned technologies. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. No information in this document should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.16	Amendment to Share Exchange Agreement dated June 7, 2024.
10.17	Escrow Letter dated July 22, 2024.
10.18	Licensing Agreement dated June 23, 2024.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: June 24, 2024	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer